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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT


                    Pursuant To Section 13 of 15(d) of the
                       Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 18, 1996
                                                         ______________


                               KCS Energy, Inc.

            (Exact name of registrant as specified in its charter)


          Delaware                     1-11698                  22-2889587
________________________________________________________________________________

State or other Jurisdiction          (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)


        379 Thornall Street, Edison, New Jersey               08837
________________________________________________________________________________
        (Address of principal executive offices)            (Zip Code)


                                (908) 632-1770
________________________________________________________________________________
              Registrant's telephone number, including area code


                                NOT APPLICABLE
________________________________________________________________________________
        (Former name or former address, if changed since last report)

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ITEM 5.      OTHER EVENTS.

        KCS Energy, Inc. issued a press release and announced that it had received the opinion of the Supreme Court of Texas in its litigation of an above-market-price, take-or-pay gas purchase agreement with Tennessee Gas Pipeline that affirmed KCS Energy Inc.'s position on all issues.

        The press release is attached as an exhibit.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  None.

        (b)  None.

        (c)  Exhibits.

        99 Press Release dated April 18, 1996 announcing the opinion issued by the Supreme Court of Texas in favor of the Company.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  KCS ENERGY, INC.


                                  By:  /s/ HENRY A. JURAND
                                      -----------------------------------------
                                       Henry A. Jurand
                                       Vice President, Chief Financial Officer
                                       and Secretary
DATED: April 18, 1996